UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2021

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2021, Todd Branning, Chief Financial Officer of Phathom Pharmaceuticals, Inc. (the “Company”) left the Company. Mr. Branning’s departure is not the result of any disagreement regarding any matter relating to the Company’s operations, financial statements, internal controls, auditors, policies, or practices. The Company expects to enter into a separation agreement with Mr. Branning pursuant to which Mr. Branning will be eligible to receive the severance benefits under his employment agreement as well as the right to exercise his vested stock options through December 31, 2021.

On June 3, 2021, the Company appointed Anthony Guzzo, 48, its Vice President, Chief Accounting Officer, as principal accounting officer and interim principal financial officer for filings under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), effective as of June 4, 2021.

Prior to joining the Company in March 2020 as its Controller, Mr. Guzzo served in various roles at Celgene Corporation, starting in 2008, including as Corporate Controller. Before joining Celgene, Mr. Guzzo served as in various roles at U.S. Shipping Partners, LP including serving as its Chief Accounting Officer from 2006 to 2008. Mr. Guzzo received his Bachelor of Science in Accountancy from the College of New Jersey, and he is a Certified Public Accountant.

There are no family relationships between either Mr. Guzzo and any director or executive officer of the Company, and each of them has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As Chief Accounting Officer, Mr. Guzzo’s annual base salary is $337,500, and he is eligible to receive an annual bonus with a target amount equal to 30% of his annual base salary. Additionally, Mr. Guzzo is eligible to participate in all employee benefit plans and programs generally available to similarly situated employees of the Company and is entitled to vacation benefits in accordance with its policies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: June 4, 2021	By:	/s/ Larry Miller

Larry Miller
General Counsel and Secretary